Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of the Federal Agricultural Mortgage Corporation (the “Corporation”) for the quarterly period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael A. Gerber, Chief Executive Officer of the Corporation, and Timothy L. Buzby, Chief Financial Officer of the Corporation, each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Michael A. Gerber
Michael A. Gerber
Chief Executive Officer

/s/ Timothy L. Buzby
Timothy L. Buzby
Chief Financial Officer

Date: November 9, 2009